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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459



                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):  September 24, 1997



                            CREDIT DEPOT CORPORATION
                            ------------------------
            (Exact name of registrant as specified in its charter)



         DELAWARE                          0-19420               58-1909265
         --------                          -------               ----------
(State or other jurisdiction       (Commission file number)  (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                              700 Wachovia Center
                             Gainesville, Georgia
                             --------------------
                   (Address of principal executive offices)

                                     30501
                                     -----
                                  (Zip code)

                                (770) 531-9927
                               ----------------
             (Registrant's telephone number, including area code)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.

13.1 Audited Financial Statements of Credit Depot Corporation for the year ended June 30, 1997, 1996, and 1995 with Report of Independent Auditors.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CREDIT DEPOT CORPORATION
                                    ------------------------
                                         (Registrant)






Date:   September 24, 1997               /s/  Charles D. Farrahar
                                    -----------------------------------
                                              Charles D. Farrahar
                                    (Vice President and Chief Financial Officer)




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